DELAWARE(SM)
INVESTMENTS
-------------                           Delaware U.S. Government Securities Fund




Current Income






                            [Current Income Artwork]





                                                         2000 Semi-annual report

TABLE OF CONTENTS
-----------------

Letter to Shareholders                               1

Portfolio Management
Review                                               2

Performance Summary                                  4

Financial Statements

  Statement of Net Assets                            5

  Statement of Operations                            6

  Statements of Changes in
  Net Assets                                         7

  Financial Highlights                               8

  Notes to Financial
  Statements                                        12


A TRADITION OF SOUND INVESTING SINCE 1929
-----------------------------------------


A Commitment To Our Investors

Experienced
o Our seasoned investment professionals average more than 15 years' experience.
o We opened our first mutual fund in 1938. For over 70 years, we have managed money in a variety of investment styles that have weathered a full range of economic and market environments.

Disciplined
o We follow strict investment policies and clear buy/sell guidelines.
o We strive to balance risk and reward in order to provide sound investment alternatives within any given asset class.

Consistent
o We believe consistent processes are the best way to seek consistent investment performance.
o Our commitment to style consistency has earned us the confidence of discriminating institutional and individual investors to manage over $46 billion in assets as of March 31, 2000.

Comprehensive
o We offer more than 70 mutual funds in these asset classes.
   o Large-cap equity                  o High-yield bonds
   o Mid-cap equity                    o Investment grade bonds
   o Small-cap equity                  o Municipal bonds (23 single-state funds)
   o International equity              o International fixed-income
   o Balanced
o Our funds are available through financial advisers who can offer you individualized attention and valuable investment advice.


Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

(C)Delaware Distributors, L.P.

Dear Shareholder

June 12, 2000

Recap of Events - Predictions of rising interest rates, an overheating economy and increasing inflation concerns during the past six months caused massive swings in the equity markets and prompted more investors to seek the safety of U.S. government securities. Since last June, the Federal Reserve Board has raised interest rates on six separate occasions. As of this writing, the federal funds rate - the rate banks charge each other for overnight loans - stands at 6.5%, its highest level since January, 1991 (Source: Bloomberg).

Recently released government reports indicate that the economy is still steaming ahead despite the Fed's attempts to slow economic growth. During the first quarter of 2000, Gross Domestic Product (GDP) increased at an annual rate of 5.4%, consumer spending rose faster than it had at anytime during the past 17 years and the employment cost index rose 1.4% for the same quarter - its largest increase since 1989 (Source: Bloomberg).

Several international events have also played a role in the government bond market's performance. Energy inflation has been stemmed temporarily by OPEC's decision to increase oil production, but international economic growth continues in spite of more restrictive monetary policies from central banks. Despite worldwide economic growth, an apparent lack of confidence has caused the euro to fall steadily against the U.S. dollar, making the U.S. dollar and dollar-denominated investments more attractive.

Delaware U.S. Government Securities Fund returned a positive 1.40% for the six months ended April 30, 2000 (Class A shares at net asset value with distributions reinvested), reversing the Fund's negative performance during the previous six-month period. Since our fiscal period began on November 1, 1999, your Fund's subadviser, Voyageur Asset Management, has focused on income and high-quality bond investments as investors continue their flight to safety. They increased the Fund's holdings of GNMA securities, which continue to perform well. Long-term Treasury bonds have been trading lower compared to notes of five years or less, due in great part to a decline in Treasury supply.

Market Outlook - We believe that further Fed rate increases, combined with inflation pressures, will continue to impact the Fund's performance. As always, Delaware U.S. Government Securities Fund's management will closely monitor economic and market conditions and adjust our holdings accordingly. On the following pages, the Fund's manager shares his outlook and expectations for the Fund over the coming months.

Sincerely,

/s/ Wayne A. Stork                        /s/ David K. Downes
---------------------------               --------------------------------------
Wayne A. Stork                            David K. Downes
Chairman,                                 President and Chief Executive Officer,
Delaware Investments Family of Funds      Delaware Investments Family of Funds


Total Return
For Period Ended April 30, 2000                              Six Months
--------------------------------------------------------------------------------
Delaware U.S. Government Securities Fund Class A                1.40%
--------------------------------------------------------------------------------
Lipper General U.S. Government Fund Average (188 funds)         1.33%
Lehman Brothers Government Bond Index                           2.25%
--------------------------------------------------------------------------------

All performance shown above is at net asset value and assumes reinvestment of dividends. Performance information for all Fund classes can be found on page 4. The Lipper category represents the average return of general U.S. government funds tracked by Lipper Analytical (Source: Lipper Analytical Services, Inc.). The Lehman Brothers Government Bond Index is an unmanaged composite of several types of U.S. government securities and assumes no fees or expenses. You cannot invest directly in an index. Past performance does not guarantee future results.

"YOUR FUND'S SUBADVISER, VOYAGEUR ASSET MANAGEMENT, HAS FOCUSED ON INCOME AND HIGH-QUALITY BOND INVESTMENTS AS INVESTORS CONTINUE THEIR FLIGHT TO SAFETY."

PORTFOLIO MANAGEMENT REVIEW
---------------------------

Randal W. Harrison, CFA
Senior Portfolio Manager
Voyageur Asset Management, LLC

June 12, 2000

GNMAs Continue to Reward Investors

With the Federal Reserve's additional .50% interest rate increase in May pushing the federal funds rate to 6.5%, its highest level since 1991, we believe Delaware U.S. Government Securities Fund is well positioned to capitalize on this changing market environment.

We believe that the inversion of the Treasury curve--where short-term rates have risen relatively faster than longer-term rates--will continue at least for the foreseeable future. This makes shorter-term investments riskier and more prone to interest-rate risk, at least in the short term.

Longer-term Government National Mortgage Association (GNMAs) bonds benefited from the inverted Treasury yield curve, particularly bonds with lower interest rates, as these bonds increased in price during our fiscal period. As of April 30, 2000, fully 66% of the Fund's net assets were invested in GNMAs, positioning the Fund as an attractive alternative for investors who place a higher premium on GNMA's explicit government guarantee. The full faith and credit of the U.S. government back both GNMAs and Treasuries, guaranteeing a bond holder's principal and stated interest payments.

We expect rising federal funds rates to increase GNMA's attractiveness to investors. As long as the Fed continues its increasingly restrictive bias toward raising rates, and as long as Treasury yields remain low--at least compared to two-to-five-year Treasury note yields--GNMAs will continue to make up a large portion of the portfolio.

Our strategic purchases of long-dated Treasuries enhanced the Fund's performance as these securities rose in price, especially during the last three months of our fiscal period, and we increased slightly the portfolio's overall duration during this period, both of which boosted the net asset value. In April, with strong indications of a more restrictive Fed, we reduced the average duration in an effort to help protect the net asset value. Duration is a common measure of a bond or bond fund's sensitivity to interest rate changes. The shorter the duration, the less the bond's price will change for a given increase or decrease in interest rates. As of April 30, 2000, your Fund's duration was 5.26 years, which is near the top of the yield curve.


                            [Current Income Artwork]

"WE ARE POSITIONING THE FUND TO STRIKE WHAT WE BELIEVE IS AN APPROPRIATE BALANCE BETWEEN INCOME AND SAFETY OF PRINCIPAL."

"WE EXPECT YOUR FUND TO PERFORM FAVORABLY AS THE ECONOMY SLOWS TO WHAT THE FED BELIEVES IS A MORE SUSTAINABLE RATE OF GROWTH."

Outlook

It has been some time since interest rates exerted so much pressure on the market, and we don't think the May 16 rate increase will not be the Fed's last rate increase this year. We expect the Fed to remain vigilant in its drive to thwart inflation. As a result, we think that higher mortgage and other interest rates will ultimately act as a drag on economic growth, which in turn will increase the attractiveness of investing in bond funds.

Our high concentration of GNMAs and the inversion of the Treasury curve, combined with increasing investor preference for better quality and an apparent confidence in the Fed's ability to ultimately tame inflationary force, bode well for the Fund in the coming months. We are positioning the Fund to strike what we believe is an appropriate balance between safety of principal and income.

While much is made of individual events, such as single interest rate hikes and one-day market results, we will continue to look at the broader picture. We anticipate that the full effects of the Fed's belt tightening, won't be felt for at least another six to 12 months. We believe the economy will become more stable by year end as it finally settles down to a slower rate of growth.

During the remainder of 2000, we will closely watch for any changes in the Fed's monetary policy as well as inflation and price trends, and monitor their effect on your Fund's performance. With the current outlook, we expect your Fund to perform favorably as the economy slows to what the Fed believes is a more sustainable rate of growth.

Delaware U.S. Government Securities Fund

FUND BASICS
-----------

Fund Objective
The Fund seeks high current income consistent with safety of principal by investing primarily in debt obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

Total Fund Assets
$40.56 million

Number of Holdings
18

Fund Start Date
November 2, 1987

Your Fund Manager
Randal W. Harrison holds a Bachelor's degree from Miami University (Ohio) and a Master's degree from the University of Iowa. Prior to joining Voyageur Asset Management, LLC. In 1993, Mr. Harrison was a securities analyst and trader for AEGON USA Insurance Group. He is a CFA charterholder and has been in the investment industry since 1990.

NASDAQ Symbols
Class A                                                     VUSGX
Class B                                                     DVGBX
Class C                                                     DVUCX


FUND PERFORMANCE
----------------

Average Total Returns
Through April 30, 2000               Lifetime   10 Years   Five Years   One Year
--------------------------------------------------------------------------------
Class A (Est. 11/2/87)
   Excluding Sales Charge             +7.79%     +7.78%      +5.99%     -0.01%
   Including Sales Charge             +7.37%     +7.26%      +4.96%     -4.77%
--------------------------------------------------------------------------------
Class B (Est. 6/7/94)
   Excluding Sales Charge             +5.28%                 +5.27%     -0.77%
   Including Sales Charge             +5.15%                 +4.94%     -4.56%
--------------------------------------------------------------------------------
Class C (Est. 1/10/95)
   Excluding Sales Charge             +6.37%                 +5.23%     -0.68%
   Including Sales Charge             +6.37%                 +5.23%     -1.63%
--------------------------------------------------------------------------------

Returns reflect reinvestment of distributions and any applicable front-end sales charges as noted below. Return and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Class B and C results, excluding sales charges, assume either that contingent deferred sales charges did not apply or the investment was not redeemed. Past performance is not a guarantee of future results.

Class A shares have a 4.75% maximum front-end sales charge and a 12b-1 fee.

Class B shares do not have a front-end sales charge, but are subject to a 1% annual distribution and service fee. They are also subject to a contingent deferred sales charge of up to 5% if redeemed before the end of the sixth year.

Class C shares have a 1% annual distribution and service fee. If redeemed within 12 months, a 1% contingent deferred sales charge applies.

The average annual returns for lifetime, five-year and one-year periods ended April 30, 2000 for the Delaware U.S. Government Securities Fund Institutional Class were +6.03%, +6.04% and +0.19%, respectively. The Institutional Class (Est. June 7, 1994) is available without sales charge only to certain eligible institutional accounts. Performance for the Institutional Class for periods prior to this date is based on Class A performance adjusted to eliminate the sales charge, but not the asset-based distribution charge.

NASDAQ Symbol Institutional Class: VUSIX

Statement of Net Assets

DELAWARE U.S. GOVERNMENT SECURITIES FUND
========================================

                                                        Principal      Market
April 30, 2000 (Unaudited)                                Amount        Value
--------------------------------------------------------------------------------
   Government National Mortgage
     Association Obligations - 66.60%
   GNMA 6.00% 11/20/28 ............................   $ 1,906,260  $ 1,722,783
   GNMA 6.50% 7/15/14 to 4/15/29 ..................    16,661,627   15,663,957
   GNMA 7.50% 3/15/27 to 4/15/29 ..................     9,716,640    9,578,316
   GNMA 8.00% 1/15/17 .............................         3,550        3,599
   GNMA 10.00% 3/15/16 ............................        26,513       28,617
   GNMA II 10.00% 12/20/02 ........................        14,255       14,843
                                                                   -----------
   Total Government National Mortgage
     Association Obligations
     (cost $28,484,640) ...........................                 27,012,115
                                                                   -----------
   U.S. Treasury Obligations - 32.48%
   U.S. Treasury Bill 4.69% 7/20/00 ...............        65,000       64,175
   U.S. Treasury Bond 6.13% 8/15/29 ...............     1,600,000    1,603,075
   U.S. Treasury Bond 8.13% 8/15/21 ...............     2,000,000    2,432,458
   U.S. Treasury Bond 8.50% 2/15/20 ...............       500,000      624,025
   U.S. Treasury Note 4.25% 11/15/03 ..............       500,000      464,334
   U.S. Treasury Note 4.75% 11/15/08 ..............     2,000,000    1,789,080
   U.S. Treasury Note 5.63% 5/15/01
     to 12/31/02 ..................................     1,250,000    1,223,715
   U.S. Treasury Note 6.00% 8/15/00 ...............       190,000      189,970
   U.S. Treasury Note 6.13% 8/15/07 ...............     1,300,000    1,274,838
   U.S. Treasury Note 6.50% 8/31/01 ...............       600,000      598,950
   U.S. Treasury Note 7.00% 7/15/06 ...............     2,045,000    2,094,172
  *U.S. Treasury Strip-Principal
     6.54% 11/15/04 ...............................     1,100,000      817,076
                                                                   -----------
   Total U.S. Treasury Obligations
     (cost $13,579,042) ...........................                 13,175,868
                                                                   -----------
   Total Market Value of Securities - 99.08%
     (cost $42,063,682) ...........................                 40,187,983
   Receivables and Other Assets
     Net of Liabilities - 0.92% ...................                    373,315
                                                                   -----------
   Net Assets Applicable to 4,030,744
     Shares Outstanding - 100.00% .................                $40,561,298
                                                                   ===========
   Net Asset Value - Delaware
     U.S. Government Securities Fund A Class
     ($30,820,804 / 3,063,649 Shares) .............                     $10.06
                                                                        ------
   Net Asset Value - Delaware
     U.S. Government Securities Fund B Class
     ($5,691,143 / 564,727 Shares) ................                     $10.08
                                                                        ------
   Net Asset Value - Delaware
     U.S. Government Securities Fund C Class
     ($1,534,933 / 152,627 Shares) ................                     $10.06
                                                                        ------
   Net Asset Value - Delaware
     U.S. Government Securities Institutional
     Class ($2,514,418 / 249,741 Shares) ..........                     $10.07
                                                                        ------

------------------------------------------------------------------------------
   Components of Net Assets at April 30, 2000:
   Shares of beneficial interest
     (unlimited authorization - no par) ...........                $46,539,819
   Undistributed net investment income ............                        769
   Accumulated net realized loss
     on investments ...............................                 (4,103,591)
   Net unrealized depreciation
     of investments ...............................                 (1,875,699)
                                                                   -----------
   Total net assets                                                $40,561,298
                                                                   ===========
------
*Zero coupon security. The interest rate disclosed is the effective yield at April 30, 2000.

Net Asset Value and Offering Price per Share
   Delaware U.S.Government Securities Fund
Net asset value A class (A) .......................                     $10.06
Sales charge (4.75% of offering price or
   4.97% of the amount invested per
   share) (B) .....................................                       0.50
                                                                        ------
Offering price ....................................                     $10.56
                                                                        ======
------
(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon the redemption or repurchase of shares.
(B) See the current prospectus for purchases of $100,000 or more.

                             See accompanying notes

Statement of Operations

Six Months Ended April 30, 2000 (Unaudited)            Delaware U.S. Government Securities Fund
-----------------------------------------------------------------------------------------------
Investment Income:
Interest ...........................................................               $1,454,543
                                                                                   ----------

Expenses:
Management fees ....................................................  $112,669
Distribution expense ...............................................    81,235
Dividend disbursing and transfer agent fees and expenses ...........    55,839
Accounting and administration ......................................    10,900
Registration fees ..................................................    31,364
Reports and statements to shareholders .............................    20,800
Professional fees ..................................................    17,750
Custodian fees .....................................................     5,000
Directors' fees ....................................................     1,800
Taxes (other than taxes on income) .................................     6,651
Other ..............................................................     5,631
                                                                      --------
                                                                       349,639
Less expenses waived or absorbed ...................................   (83,883)
Less expenses paid indirectly ......................................      (509)
                                                                      --------
Total operating expenses ...........................................   265,247
Interest expense ...................................................     3,496        268,743
                                                                      --------     ----------

Net Investment Income ..............................................                1,185,800
                                                                                   ----------

Net Realized and Unrealized Loss on Investments:
Net realized loss on investments ...................................                 (953,932)
Net change in unrealized appreciation/depreciation of investments ..                  280,932
                                                                                   ----------

Net Realized and Unrealized Loss on Investments ....................                 (673,000)
                                                                                   ----------

Net Increase in Net Assets Resulting From Operations ...............               $  512,800
                                                                                   ==========

                             See accompanying notes

Statements of Changes in Net Assets

                                                                               Delaware U.S. Government Securities Fund
-----------------------------------------------------------------------------------------------------------------------

                                                                                   Six Months                Year
                                                                                     Ended                   Ended
                                                                                    4/30/00                10/31/99
                                                                                  (Unaudited)
Increase (Decrease) in Net Assets from Operations:
Net investment income ..........................................................  $ 1,185,800             $ 4,122,259
Net realized loss on investments ...............................................     (953,932)             (3,031,615)
Net change in unrealized appreciation/depreciation of investments ..............      280,932              (2,802,444)
                                                                                  -----------------------------------
Net increase (decrease) in net assets resulting from operations ................      512,800              (1,711,800)
                                                                                  -----------------------------------
Distributions to Shareholders from:
Net investment income:
   A Class .....................................................................     (922,889)             (1,997,496)
   B Class .....................................................................     (147,590)               (235,557)
   C Class .....................................................................      (32,126)                (38,943)
   Institutional Class .........................................................      (95,880)             (1,836,809)

Net realized gain on investments:
   A Class .....................................................................            -                (242,646)
   B Class .....................................................................            -                 (26,084)
   C Class .....................................................................            -                  (2,085)
   Institutional Class .........................................................            -                (201,369)
                                                                                  -----------------------------------
                                                                                   (1,198,485)             (4,580,989)
                                                                                  -----------------------------------
Capital Share Transactions:
Proceeds from shares sold:
   A Class .....................................................................    3,493,314               8,038,131
   B Class .....................................................................      885,003               4,291,874
   C Class .....................................................................      564,453               1,597,648
   Institutional Class .........................................................       85,154              10,762,439
Net asset value of shares issued upon reinvestment of distributions from net investment income and net realized gain on investments:
   A Class .....................................................................      625,969               1,533,537
   B Class .....................................................................      116,599                 209,476
   C Class .....................................................................       27,412                  33,177
   Institutional Class .........................................................       61,458               1,845,529
                                                                                  -----------------------------------
                                                                                    5,859,362              28,311,811
                                                                                  -----------------------------------
Cost of shares repurchased:
   A Class .....................................................................  (11,331,507)            (13,003,403)
   B Class .....................................................................   (1,762,584)             (2,143,849)
   C Class .....................................................................     (421,929)               (560,273)
   Institutional Class .........................................................   (1,842,213)            (42,448,667)
                                                                                  -----------------------------------
                                                                                  (15,358,233)            (58,156,192)
                                                                                  -----------------------------------
Decrease in net assets derived from capital share transactions .................   (9,498,871)            (29,844,381)
                                                                                  -----------------------------------
Net Decrease in Net Assets .....................................................  (10,184,556)            (36,137,170)

Net Assets:
Beginning of period ............................................................   50,745,854              86,883,024
                                                                                  -----------------------------------
End of period ..................................................................  $40,561,298             $50,745,854
                                                                                  ===================================

                             See accompanying notes


Financial Highlights

Selected data for each share of the Fund outstanding
throughout each period were as follows:                            Delaware U.S. Government Securities Fund Class A
------------------------------------------------------------------------------------------------------------------------------------
                                                  Six Months                                      Four Months
                                                    Ended                Year Ended                  Ended          Year Ended
                                                   4/30/00     10/31/99   10/31/98   10/31/97(1)  10/31/96(2)   6/30/96     6/30/95
                                                 (Unaudited)

Net asset value, beginning of period ............ $10.200      $10.940     $10.600     $10.370      $10.160     $10.370     $ 9.760

Income (loss) from investment operations:
   Net investment income ........................   0.276        0.516       0.555       0.590        0.210       0.630       0.620
   Net realized and unrealized gain (loss)
     on investments .............................  (0.137)      (0.681)      0.351       0.240        0.210      (0.230)      0.630
                                                  ---------------------------------------------------------------------------------
   Total from investment operations .............   0.139       (0.165)      0.906       0.830        0.420       0.400       1.250
                                                  ---------------------------------------------------------------------------------

Less dividends and distributions:
   Dividends from net investment income .........  (0.279)      (0.515)     (0.566)     (0.600)      (0.210)     (0.610)     (0.620)
   Distributions from net realized gain
     on investments .............................       -       (0.060)          -           -            -           -      (0.020)
                                                  ---------------------------------------------------------------------------------
   Total dividends and distributions ............  (0.279)      (0.575)     (0.566)     (0.600)      (0.210)     (0.610)     (0.640)
                                                  ---------------------------------------------------------------------------------

Net asset value, end of period .................. $10.060      $10.200     $10.940     $10.600      $10.370     $10.160     $10.370
                                                  =================================================================================

Total return(3) .................................   1.40%       (2.07%)      8.79%       8.37%        4.18%       3.88%      13.45%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ...... $30,821      $38,520     $44,819     $52,213      $65,516     $68,442     $75,886
   Ratio of expenses to average net assets ......   1.10%(4)     1.32%       1.00%       0.93%        0.98%       0.97%       0.95%
   Ratio of expenses to average net assets
     prior to expense limitation ................   1.48%(4)     1.34%       1.06%       1.01%        0.98%       0.97%       0.95%
   Ratio of net investment income to average
     net assets .................................   5.49%(4)     4.62%       5.21%       5.76%        6.03%       6.07%       6.38%
   Ratio of net investment income to average
     net assets prior to expense limitation and
     expenses paid indirectly ...................   5.12%(4)     4.60%       5.15%       5.68%        6.03%       6.07%       6.38%
   Portfolio turnover ...........................     60%(4)      186%        280%        202%          66%        145%        144%

----------
(1) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.
(2) Effective October 31, 1996, the Fund changed its fiscal year end from June 30 to October 31, ratios have been annualized and total return has not been annualized.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge. An expense limitation was in effect during the period. Performance would have been lower if the expense limitation was not in effect.
(4) Annualized

                             See accompanying notes

Selected data for each share of the Fund outstanding
throughout each period were as follows:                            Delaware U.S. Government Securities Fund Class B
------------------------------------------------------------------------------------------------------------------------------------
                                                  Six Months                                      Four Months
                                                    Ended                Year Ended                  Ended          Year Ended
                                                   4/30/00     10/31/99   10/31/98   10/31/97(1)  10/31/96(2)   6/30/96     6/30/95
                                                 (Unaudited)

Net asset value, beginning of period ............ $10.220      $10.950     $10.610     $10.380      $10.170     $10.380     $ 9.750

Income (loss) from investment operations:
   Net investment income ........................   0.238        0.438       0.477       0.520        0.180       0.570       0.560
   Net realized and unrealized gain (loss)
     on investments .............................  (0.137)      (0.673)      0.348       0.240        0.210      (0.230)      0.650
                                                  ---------------------------------------------------------------------------------
   Total from investment operations .............   0.101       (0.235)      0.825       0.760        0.390       0.340       1.210
                                                  ---------------------------------------------------------------------------------

Less dividends and distributions:
   Dividends from net investment income .........  (0.241)      (0.435)     (0.485)     (0.530)      (0.180)     (0.550)     (0.560)
   Distributions from net realized gain
     on investments .............................       -       (0.060)          -           -            -           -      (0.020)
                                                  ---------------------------------------------------------------------------------
   Total dividends and distributions ............  (0.241)      (0.495)     (0.485)     (0.530)      (0.180)     (0.550)     (0.580)
                                                  ---------------------------------------------------------------------------------

Net asset value, end of period .................. $10.080      $10.220     $10.950     $10.610      $10.380     $10.170     $10.380
                                                  =================================================================================

Total return(3) .................................   1.01%       (2.72%)      7.97%       7.59%        3.91%       3.32%      12.90%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ......  $5,691       $6,550      $4,582      $2,257       $2,139      $1,780        $139
   Ratio of expenses to average net assets ......   1.85%(4)     2.07%       1.75%       1.67%        1.73%       1.46%       1.54%
   Ratio of expenses to average net assets
     prior to expense limitation ................   2.23%(4)     2.09%       1.81%       1.75%        1.73%       1.63%       1.69%
   Ratio of net investment income to average
     net assets .................................   4.74%(4)     3.87%       4.46%       5.02%        5.24%       5.55%       5.56%
   Ratio of net investment income to average
     net assets prior to expense limitation and
     expenses paid indirectly ...................   4.37%(4)     3.85%       4.40%       4.94%        5.24%       5.38%       5.41%
   Portfolio turnover ...........................     60%(4)      186%        280%        202%          66%        145%        144%

----------
(1) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.
(2) Effective October 31, 1996, the Fund changed its fiscal year end from June 30 to October 31, ratios have been annualized and total return has not been annualized.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge. An expense limitation was in effect during the period. Performance would have been lower if the expense limitation was not in effect.
(4) Annualized.

                             See accompanying notes

Selected data for each share of the Fund outstanding
throughout each period were as follows:                            Delaware U.S. Government Securities Fund Class C
------------------------------------------------------------------------------------------------------------------------------------
                                                Six Months                                    Four Months     Year      Period
                                                  Ended               Year Ended                Ended        Ended   from 1/10/95(3)
                                                 4/30/00    10/31/99   10/31/98  10/31/97(1)  10/31/96(2)   6/30/96     to 6/30/95
                                               (Unaudited)

Net asset value, beginning of period ........... $10.200     $10.930    $10.590     $10.360     $10.150     $10.360      $ 9.480

Income (loss) from investment operations:
   Net investment income .......................   0.238       0.438      0.477       0.520       0.180       0.550        0.270
   Net realized and unrealized gain (loss)
     on investments ............................  (0.137)     (0.676)     0.348       0.240       0.210      (0.230)       0.880
                                                 -------------------------------------------------------------------------------
   Total from investment operations ............   0.101      (0.238)     0.825       0.760       0.390       0.320        1.150
                                                 -------------------------------------------------------------------------------

Less dividends and distributions:
   Dividends from net investment income ........  (0.241)     (0.432)    (0.485)     (0.530)     (0.180)     (0.530)      (0.270)
   Distributions from net realized gain
     on investments ............................        -     (0.060)         -           -           -           -            -
                                                 -------------------------------------------------------------------------------
   Total dividends and distributions ...........  (0.241)     (0.492)    (0.485)     (0.530)     (0.180)     (0.530)      (0.270)
                                                 -------------------------------------------------------------------------------

Net asset value, end of period ................. $10.060     $10.200    $10.930     $10.590     $10.360     $10.150      $10.360
                                                 ===============================================================================

Total return(4) ................................   1.02%      (2.72%)     7.98%       7.60%       3.92%       3.11%       12.73%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) .....  $1,535      $1,392       $385        $138        $234        $224         $221
   Ratio of expenses to average net assets .....   1.85%(5)    2.07%      1.75%       1.68%       1.73%       1.70%        1.62%(5)
   Ratio of expenses to average net assets
     prior to expense limitation ...............   2.23%(5)    2.09%      1.81%       1.76%       1.73%       1.70%        1.65%(5)
   Ratio of net investment income to average
     net assets ................................   4.74%(5)    3.87%      4.46%       5.02%       5.26%       5.33%        5.10%(5)
   Ratio of net investment income to average
     net assets prior to expense limitation and
     expenses paid indirectly ..................   4.37%(5)    3.85%      4.40%       4.94%       5.26%       5.33%        5.07%(5)
   Portfolio turnover ..........................     60%(5)     186%       280%        202%         66%        145%        144%

----------
(1) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.
(2) Effective October 31, 1996, the Fund changed its fiscal year end from June 30 to October 31, ratios have been annualized and total return has not been annualized.
(3) Commencement of operations.
(4) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge. An expense limitation was in effect during the period. Performance would have been lower if the expense limitation was not in effect.
(5) Annualized.

                             See accompanying notes

Selected data for each share of the Fund outstanding
throughout each period were as follows:                      Delaware U.S. Government Securities Fund Institutional Class
------------------------------------------------------------------------------------------------------------------------------------
                                                  Six Months                                      Four Months
                                                    Ended                Year Ended                  Ended          Year Ended
                                                   4/30/00     10/31/99   10/31/98   10/31/97(1)  10/31/96(2)   6/30/96     6/30/95
                                                 (Unaudited)

Net asset value, beginning of period ............ $10.210     $10.940      $10.600     $10.370      $10.160     $10.370     $ 9.750

Income (loss) from investment operations:
   Net investment income ........................   0.283       0.521        0.555       0.600        0.210       0.630       0.620
   Net realized and unrealized gain (loss)
     on investments .............................  (0.137)     (0.672)       0.351       0.240        0.210      (0.230)      0.640
                                                  ---------------------------------------------------------------------------------
   Total from investment operations .............   0.146      (0.151)       0.906       0.840        0.420       0.400       1.260
                                                  ---------------------------------------------------------------------------------

Less dividends and distributions:
   Dividends from net investment income .........  (0.286)     (0.519)      (0.566)     (0.610)      (0.210)     (0.610)     (0.620)
   Distributions from net realized gain
     on investments .............................       -      (0.060)           -           -            -           -      (0.020)
                                                  ---------------------------------------------------------------------------------
   Total dividends and distributions ............  (0.286)     (0.579)      (0.566)     (0.610)      (0.210)     (0.610)     (0.640)
                                                  ---------------------------------------------------------------------------------

Net asset value, end of period .................. $10.070     $10.210      $10.940     $10.600      $10.370     $10.160     $10.370
                                                  =================================================================================

Total return(3) .................................   1.47%      (1.94%)       8.79%       8.39%        4.17%       3.88%      13.57%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ......  $2,514      $4,285      $37,097     $45,589      $50,066     $41,688     $54,445
   Ratio of expenses to average net assets ......   0.99%(4)    1.27%        1.00%       0.93%        0.99%       0.97%       0.94%
   Ratio of expenses to average net assets
     prior to expense limitation ................   1.37%(4)    1.29%        1.06%       1.01%        0.99%       0.97%       0.94%
   Ratio of net investment income to average
     net assets .................................   5.61%(4)    4.67%        5.21%       5.76%        6.00%       6.07%       6.39%
   Ratio of net investment income to average
     net assets prior to expense limitation and
     expenses paid indirectly ...................   5.24%(4)    4.65%        5.15%       5.68%        6.00%       6.07%       6.39%
   Portfolio turnover ...........................     60%(4)     186%         280%        202%          66%        145%        144%

----------
(1) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.
(2) Effective October 31, 1996, the Fund changed its fiscal year end from June 30 to October 31, ratios have been annualized and total return has not been annualized.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge. An expense limitation was in effect during the period. Performance would have been lower if the expense limitation was not in effect.
(4) Annualized.

                             See accompanying notes

Notes to Financial Statements

April 30, 2000 (Unaudited)
--------------------------------------------------------------------------------
Voyageur Funds - (the "Company") is registered as an investment company under the Investment Company Act of 1940, as amended. The Company is organized as a Delaware Business Trust. Delaware U.S. Government Securities Fund (the "Fund"), a series of Voyageur Funds, Inc., is a diversified investment company. The Fund currently offers four classes of shares. The Delaware U.S. Government Securities Fund A Class carries a maximum front-end sales charge of 4.75%. The Delaware U.S. Government Securities Fund B Class carries a back-end contingent deferred sales charge, the Delaware U.S. Government Securities Fund C Class (known as level load class) carries a back-end contingent deferred sales charge for one year and the Delaware U.S. Government Securities Fund Institutional Class has no sales charge.

The Fund's objective is to seek a high level of current income consistent with prudent investment risk from investments issued, guaranteed or otherwise backed by the full faith and credit of the U.S. Government.

1. Significant Accounting Policies
The following accounting policies are in accordance with accounting principles generally accepted in the United States and are consistently followed by the Fund.

Security Valuation - Long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Money market instruments having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by, or under the direction of, the Fund's Board of Trustees.

Federal Income Taxes - The Fund intends to continue to qualify as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

Class Accounting - Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements - The Fund may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Fund's custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other - Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual basis. Original issue discounts are accreted to interest income over the lives of the respective securities. The Fund declares dividends daily from net investment income and pays such dividends monthly. Net capital gains, if any, are distributed annually.

Certain expenses of the Fund are paid through commission arrangements with brokers. These transactions are done subject to best execution. The amount of these expenses was approximately $509 for the six months ended April 30, 2000. The expenses paid under the above agreement are included in the other expenses on the Statement of Operations with a corresponding expense offset shown as "Expenses paid indirectly."

2. Investment Management and Other Transactions with Affiliates
In accordance with the terms of the Investment Management Agreement, the Fund pays Delaware Management Company ("DMC"), the Investment Manager of the Fund, an annual fee which is calculated daily at the rate of 0.55% on the first $500 million of average daily net assets of the Fund, 0.50% on the next $500 million, 0.45% on the next $1,500 million, and 0.425% on the average daily net assets over $2,500 million, less fees paid to the unaffiliated trustees. However, DMC has agreed to limit its management fee to 0.50% of average net assets through April 30, 2001. At April 30, 2000, the Fund had a liability for Investment Management fees and other expenses payable to DMC of $12,711.

DMC has entered into a sub-advisory agreement with Voyageur Asset Management, LLC with respect to the management of the Fund. The sub-advisor receives a sub-advisory fee from DMC for their services equal to one half of the actual fee paid to DMC under the terms of the Investment Management Agreement. The Fund does not pay any fees directly to the sub-advisor.

DMC has elected to waive that portion of the management fee and reimburse the Fund to the extent that annual operating expenses, exclusive of taxes, interest, brokerage commissions, distribution expenses and extraordinary expenses exceed 0.85% of the Fund's average daily net assets through October 31, 2000.

--------------------------------------------------------------------------------

2. Investment Management and Other Transactions with Affiliates
   (continued)
The Fund has engaged Delaware Service Company, Inc. ("DSC"), an affiliate of DMC, to provide dividend disbursing, transfer agent, and accounting services. The Fund pays DSC a monthly fee based on number of shareholder accounts, shareholder transactions and average net assets, subject to certain minimums. At April 30, 2000, the Fund had a liability for such fees and other expenses payable to DSC of $13,921.

Pursuant to the Distribution Agreement, the Fund pays Delaware Distributors, L.P. ("DDLP"), the Distributor and an affiliate of DMC, an annual fee not to exceed 0.25% of the average daily net assets attributable to A Class and Institutional Class shares and 1.00% of the average daily net assets attributable to B Class and C Class shares. The Distributor has agreed to waive these fees for the Institutional Class shares acquired by shareholders on or after March 1, 1998. On April 30, 2000, the Fund had a payable to DDLP of $13,994.

For the six months ended April 30, 2000, DDLP earned $12,238 for commissions on sales of the Fund A Class shares.

Certain officers of DMC, DSC and DDLP are officers, trustees and/or employees of the Fund. These officers, trustees and employees are paid no compensation by the Fund.

3. Investments
During the six months ended April 30, 2000, the Fund had purchases of $12,964,320 and sales of $22,690,449 of long term U.S. government securities.

At April 30, 2000, the aggregate cost of securities for federal income tax purposes was $42,063,682.

At April 30, 2000, net unrealized depreciation for federal income tax purposes aggregated $1,875,699 of which $14,551 related to unrealized appreciation of securities and $1,890,250 related to unrealized depreciation of securities.

4. Capital Shares
Transactions in capital shares were as follows:

                                                       Six Months
                                                         Ended      Year Ended
                                                        4/30/00      10/31/99
Shares sold:
   A Class .........................................     347,045      768,054
   B Class .........................................      87,550      407,097
   C Class .........................................      55,584      152,135
   Institutional Class .............................       8,488    1,016,118

Shares issued upon reinvestment of
   dividends from net investment income
   and net realized gains on investments:
   A Class .........................................      62,162      145,433
   B Class .........................................      11,564       19,894
   C Class .........................................       2,725        3,187
   Institutional Class .............................       6,101      174,713
                                                       ---------    ---------
                                                         581,219    2,686,631
                                                       ---------    ---------

Shares repurchased:
   A Class .........................................  (1,121,864)  (1,235,065)
   B Class .........................................    (175,424)    (204,181)
   C Class .........................................     (42,162)     (54,037)
   Institutional Class .............................    (184,707)  (4,160,715)
                                                      ----------   ----------
                                                      (1,524,157)  (5,653,998)
                                                      ----------   ----------
Net Decrease .......................................    (942,938)  (2,967,367)
                                                      ==========   ==========

5. Market and Credit Risk
The Fund may invest in securities whose value is derived from an underlying pool of mortgages or consumer loans. Prepayment of these loans may shorten the stated maturity of the respective obligation and may result in a loss of premium, if any has been paid.

DELAWARE(SM)                                         For Shareholders
INVESTMENTS                                          1.800.523.1918
------------
Philadelphia o London                                For Securities Dealers
                                                     1.800.362.7500

                                                     For Financial Institutions
                                                     Representatives Only
                                                     1.800.659.2265

                                                     www.delawareinvestments.com

This semi-annual report is for the information of Delaware U.S. Government Securities Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current Prospectus for Delaware U.S. Government Securities Fund and the Delaware Investments Performance Update for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives and operating policies of the Fund. You should read the prospectus carefully before you invest. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

------------------------------------------------------------------------------------------------------------------------------------
BOARD OF TRUSTEES                                Charles E. Peck                             Investment Manager
                                                 Retired                                     Delaware Management Company
Wayne A. Stork                                   Fredericksburg, VA                          Philadelphia, PA
Chairman
Delaware Investments Family of Funds             Janet L. Yeomans                            International Affiliate
Philadelphia, PA                                 Vice President and Treasurer                Delaware International Advisers Ltd.
                                                 3M Corporation                              London, England
Walter P. Babich                                 St. Paul, MN
Board Chairman                                                                               Subadviser
Citadel Constructors, Inc.                                                                   Voyageur Asset Management, LLC
King of Prussia, PA                                                                          Minneapolis, MN

David K. Downes                                  AFFILIATED OFFICERS                         National Distributor
President and Chief Executive Officer                                                        Delaware Distributors, L.P.
Delaware Investments Family of Funds             Charles E. Haldeman, Jr.                    Philadelphia, PA
Philadelphia, PA                                 President and Chief Executive Officer
                                                 Delaware Management Holdings, Inc.          Shareholder Servicing, Dividend
John H. Durham                                   Philadelphia, PA                            Disbursing and Transfer Agent
Private Investor                                                                             Delaware Service Company, Inc.
Horsham, PA                                      Richard J. Flannery                         Philadelphia, PA
                                                 Executive Vice President
Anthony D. Knerr                                 and General Counsel
Consultant, Anthony Knerr & Associates           Delaware Investments                        1818 Market Street
New York, NY                                     Philadelphia, PA                            Philadelphia, PA 19103-3682

Ann R. Leven                                     Bruce D. Barton
Former Treasurer, National Gallery of Art        President and Chief Executive Officer
Washington, DC                                   Delaware Distributors, L.P.
                                                 Philadelphia, PA
Thomas F. Madison
President and Chief Executive Officer
MLM Partners, Inc.
Minneapolis, MN




(3223)                                                        Printed in the USA
SA-404 [4/00] PP 6/00                                                    (J5939)